UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2007

TUTOGEN MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-16-069	59-3100165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13709 Progress Boulevard, Box 19

Alachua, Florida 32615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 462-0402

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously announced, on November 12, 2007, Regeneration Technologies, Inc. (“RTI”), Rockets FL Corp., a wholly owned subsidiary of RTI and Tutogen Medical, Inc. (“Tutogen”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to combine RTI and Tutogen in a tax-free, stock-for-stock exchange. A copy of the Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

For further information, please see the press release announcing the Merger Agreement which is attached as Exhibit 99.1 to Tutogen’s Current Report on Form 8-K that was filed on November 13, 2007.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

2.1	Agreement and Plan of Merger by and among Regeneration Technologies, Inc., Rockets FL Corp. and Tutogen Medical, Inc. dated as of November 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOGEN MEDICAL, INC.

Dated: November 16, 2007	/s/ L. Robert Johnston, Jr.
L. Robert Johnston, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and among Regeneration Technologies, Inc., Rockets FL Corp. and Tutogen Medical, Inc. dated as of November 12, 2007.